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                        SMITH BARNEY MONEY FUNDS, INC.
                     On behalf of the Retirement Portfolio

                       Supplement dated July 31, 2003 to
                        Prospectus dated April 30, 2003

   On July 30, 2003, the Board of Directors of Smith Barney Money Funds, Inc. ("Money Funds Inc.") on behalf of its investment series, Retirement Portfolio ("Retirement Portfolio") and Cash Portfolio ("Cash Portfolio"), approved, subject to shareholder approval, a proposed reorganization pursuant to which Cash Portfolio would acquire the assets and assume the liabilities of Retirement Portfolio in exchange for shares of Cash Portfolio. Retirement Portfolio would then be liquidated.

   Under the terms of the proposed reorganization, Retirement Portfolio shareholders would become shareholders of Cash Portfolio and would receive shares of Cash Portfolio with the same aggregate net asset value as their shares of Retirement Portfolio. It is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of the reorganization.

   The Board of Directors also approved the closing of Retirement Portfolio to new purchases and incoming exchanges effective August 21, 2003, except for plans participating in the CitiStreet (k) Choice Program.

   Even after Retirement Portfolio is closed to new investments, shareholders will be permitted to exchange their shares of the Retirement Portfolio for shares of the other available Smith Barney Funds, or to redeem their shares of Retirement Portfolio as provided in the Money Funds Inc. Prospectus. For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until Retirement Portfolio's reorganization date.

   The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of Retirement Portfolio. Retirement Portfolio shareholders of record on August 21, 2003, will be mailed proxy-prospectus materials describing the proposed reorganization on or about September 5, 2003, in anticipation of a meeting of the shareholders expected to be held on October 31, 2003. If approved by Retirement Portfolio's shareholders at that time, the reorganization will occur on or about November 21, 2003.

FD: 02812